MFS(R) VARIABLE INSURANCE TRUST II:

                          MFS(R) Money Market Portfolio


                        Supplement to Current Prospectus:

Effective immediately, the first paragraph of the sub-section entitled "Principal Risks" beneath the main heading "Risk Return Summary" is restated in its entirety as follows:

Although the fund seeks to preserve the value of your investment at $1.00 per share, you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. After considering the costs and benefits of continuing to participate in the United States Department of Treasury's Temporary Guarantee Program for Money Market Funds (the Program), the fund has determined not to continue its participation in the Program after April 30, 2009.


                 The date of this Supplement is April 13, 2009.